Exhibit 99.2
iLinc Communications, Inc. (AMEX:ILC) James M. Powers, Jr. Chairman, President & CEO James L. Dunn, Jr., SVP & CFO

Safe Harbor Statement During the course of this presentation, we anticipate making forward-looking statements regarding future events and the future performance of the Company that involve certain risk and uncertainties. These forward-looking statements may be qualified by words such as expect, anticipate, project, assume, intend, believe and plan. These forward-looking statements reflect management's judgment as of the date of the presentation. We are undertaking no responsibility to update any forward-looking statements, and as such, actual results may differ materially from those projected. Risk factors which impact the Company’s ability to achieve expected results are contained in the Company's filings with the Securities and Exchange Commission, particularly the Company's most recent Proxy, Form 10-Q and Form 10-K.

Agenda •Company Overview •Market Trends •iLinc’s Competitive Advantages •iLinc Goes Green •Financial Highlights •Summary

Company Overview Note: Fiscal year end March 31st

Company Overview •Leading provider of Web Conferencing and Telephony Services -Bridged Conferencing & VOIP •Very well positioned in rapidly growing Web Collaboration Market -Only remaining public company dedicated to web conferencing market •Competing effectively with market share leaders -WebEx (Cisco) and Microsoft LiveMeeting •Significant sustainable competitive advantages -Software Purchase with Hosting •Over 4,000 active customers and millions of active users -1,000 customers added in last 100 days

Proven Web Conferencing Software •Time Tested -First in Industry -Launched at RPI in 1994 -The Most Robust Feature Set in the Industry -Bar None -Scales easily from 2 to 2,000 per session •Demonstrated Customer Success -More than 750,000 Active Host Accounts Worldwide and Growing -Millions and Millions of Hours of Online Web Conferencing Delivered •Designed for distribution and localization and integration -Currently Sold in 9 Countries -Available in 6 Languages

Loyal Customers -High Retention

A Recognized Leader by Industry Analysts 2006 Excellence in Technology Award for Web Conferencing 2006 Frost & Sullivan, Excellence in Communications Technologies Awards Strong Performer for Web Conferencing The Forrester Wave(TM): Web conferencing, A2 2006 "The 1st virtual classroom product & still a technology leader" Bersin & Associates Analyst Firm, Rapid e-Learning Report, August 2005 "A very solid foundation for enterprise collaboration" Frost and Sullivan Analyst Report, April 2004 "High data security, impressive client list" Brandon Hall, Live E-Learning Report, May 2004

Well Positioned in Expanding Market iLinc(TM) "A Leading Hosted Web Conferencing Provider" Source: Forrester Wave(TM) Report, June 6, 2006

New Version of iLinc Suite™-June, 2007 Native Mac & Windows Client Multi-Window Live Video Updated "Look and Feel" Enhanced Feature Set... And Much More!

Market Trends Note: Fiscal Year Ends March 31st

Total Web Conferencing Market "By 2008, Web-conferencing products will be widely available and frequently used by more than 40 percent of the worldwide business user community." Gartner Research - Predicts 2006: Collaboration Comes of Age $1 Billion (2007) growing to $3.25 Billion (2011)

Industry News -Trends •WebEx acquired by Cisco for $3 Billion -8 x Revenue Valuation •Web Conferencing now a core component of essential business communications •Unified Communications (“UC”) Land Grab Well Underway -Cisco vs. Microsoft -IBM (?) What it means to iLinc •Integration with iLinc provides Unified Communications core for those not already underway with UC strategy •Cisco play opened new doors for iLinc -New Access to Customers (Switch Campaign) -New Access to Partners (Integrations)

iLinc’s Competitive Advantages Note: Fiscal Year Ends March 31st

Sustainable Competitive Advantage •Integrated Data, Audio, Video & VOIP •Highest Level Security in the Industry •Enterprise Software that Scales to Unlimited Capacity But Most Importantly. . . Hybrid Model •Ownership Model Delivers Unrivaled ROI and •Hosting by iLinc (SaaS)

Growth Strategy •Replacement Strategy -500+ Customers Liberated from Competitors Rental Contracts •Cross Sell Web & Audio Product Lines -50% of Initial Sales Orders are for Multiple Products/Services •OEM / Distribution Strategy -New Strategic Relationships with Powerful Distribution Capabilities

Replacement Strategy - Customer Success Story Altirus (Purchased by Symantec) -Founded 1998 -IPO in May 2002, Altiris (NASDAQ: ATRS) -1000 employees & 20 offices worldwide •As Customer of Webex •Monthly Bill for Usage Based Services •Growth rate -about 5 percent per month •Four different contracts, three geographies -Sales •Online Sales presentations •Product demonstrations -Marketing •Webinars -100 + attendees •“Briefings” -5-30 attendees -Customer Support •Remote system control -Training •Altiris employee training •Customer training classes

Replacement Strategy -Customer Success Story •Switched to iLinc Enterprise Unlimited -Global Flexibility -Innovation locked in •150 seats in active -use growing each year •iLinc Hosts all seats (recurring revenue) •Approximate use by department -Altiris Sales 35% -Altiris Marketing 20% -Altiris Customer Support 35% -Altiris Training 10% •Cost savings (ROI) -2005 savings estimate -$350,000 vs. Webex run rate -2006 savings estimate -$500,000 vs. Webex run rate

Software as a Service (SaaS) -Hosted Services •90% of New Software Purchase Customers Choose to Have iLinc Host •28% annual recurring revenue

Cross Selling Success Growth in Audio Conferencing Minutes

Recent Distribution Agreements

- **Inter-Tel (NASDAQ: INTL) - PBX**
  - Inter-Tel employs over 1,900 communications professionals, and services business customers through a network of 58 company-owned, direct sales offices and over 300 authorized providers in North America and 60 resellers in Europe
  - **Announced Merger with Mitel Should Expand Distribution**

Softmart - LAR
- A Top Ten Large Account Software Reseller
- 36 US Regional Offices / 10 International Reseller Partners

KnowledgePlanet - LMS
- Leading LMS Provider
- OEM Integration of iLinc

ThinkEngine – Audio Bridge
- Leading IP Based Media Server – Audio Conferencing Provider
- OEM Integration of iLinc with Distribution to Conferencing Service Providers

© 2007 iLinc Communications Proprietary & Confidential 21

iLinc Integration Strategy

Completed:

- ✓ IP-PBX – InterTel (Mitel)
- ✓ CRM - SalesForce
- ✓ Email & Calendaring - Outlook
- ✓ Telco Audio Conferencing Bridges - ThinkEngine
- ✓ Learning Management Systems – 2 leading providers
- ✓ VoIP Soft-bridge

Underway:

- Video Conferencing
- Instant Messaging
- Webinar Systems (online marketing & invitation programs)
- Tech Support Systems (chat & online programs)

© 2007 iLinc Communications Proprietary & Confidential 22

iLinc Goes Green Note: Fiscal Year Ends March 31st

iReduce -New Program & New Website •Program designed to support existing corporate “green” programs -Example: Sun Microsystems, Wal-Mart •iLinc Product (online meetings) uniquely suited to actually reduce emissions while increasing productivity -Example: Alternative to Travel •iLinc can have a global impact

iLinc “Green Meter”

Financial Highlights Note: Fiscal Year Ends March 31st

Solid Operating Performance •Q4 FY 2007 Highlights (*) •$3.7 Million Total Revenue •Extended Senior Debt Maturity to 2010 •Fiscal Year Highlights(*) •$14.4 million in Total Revenue, a 15% annual increase •40% Annual Increase in License Revenue •$1.9 million in Operating Income, a 139% increase •$200,000 Pre-Tax Income . . . a $1.4 million improvement •$3 million of EBITDA (*) Un-audited Results - Subject to Change Note: Fiscal Year Ends March 31st

Strong Annual Revenue Growth Note: Fiscal Year Ends March 31st Adjusted to remove discontinued operations.

Sustained Quarterly Growth -Recurring Base Note: Fiscal Year Ends March 31st

Recent Direct Sales Trends Change in Direct Sales Leadership in Early Q3

Continued Margin Expansion Note: Fiscal Year Ends March 31st Gross Profit 65% Earnings from Operations 13% Net Income 1%

Solid Bottom Line & Cash Flow Note: Fiscal Year Ends March 31st

Improving Balance Sheet Note: Fiscal Year Ends March 31st

Stock Metrics (As of April 30, 2007) •52 Week Range: $0.35 to $0.82 •Shares Outstanding: 33.4 million •Average Volume: 88,000 shares

Excellent Growth Opportunity (AMEX: ILC) Well Positioned in High growth industry sustainable competitive advantages proven & time-tested software products established & rapidly growing customer base significant revenue growth, cash flow & sustainable earnings success with indirect & direct sales growth